Selling, General and Administrative Expenses (Tables)	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
Schedule of selling, general and administrative expenses

(in millions)	2023	2022	2021
Staff costs, maintenance costs, and utilities (1)	$342	$417	$537
Depreciation of property, plant and equipment and amortization of intangible assets	25	45	49
Other (2)	106	34	9
Total	$473	$496	$595
(1)Staff costs, maintenance costs, and utilities costs include share-based payments of $96 million, $92 million and $152 million for share options for the years ended December 31, 2023, 2022 and 2021, respectively. See Note 3 for further discussion on the timing of expense recognition.
(2)Other primarily includes net professional charges, marketing expenses and facility costs, (gain) loss on tool sales and certain contract cancellation fees. Real estate transfer taxes are also included in Other.